Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Christopher L. Winfrey, the President and Chief Executive Officer of CCO Holdings, LLC and CCO Holdings Capital Corp. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2026 (the "Report") filed with the Securities and Exchange Commission:
•fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher L. Winfrey
Christopher L. Winfrey
President and Chief Executive Officer
April 24, 2026